UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2005

Date of Report

(Date of earliest event reported)

DECRANE AIRCRAFT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22371	34-1645569
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8425 Pulsar Place, Suite 340
Columbus, Ohio 43240

(Address, including zip code, of principal executive offices)

(614) 848-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former address and telephone number of principal executive offices, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On July 26, 2005, DeCrane Aircraft Holdings, Inc. is deregistering its 12% Senior Subordinated Notes due 2008 and terminating its reporting obligations under the Securities Exchange Act of 1934.  The deregistration is effective upon the filing of a Form 15 with the Securities and Exchange Commission, which the Company is filing immediately after this Form 8-K.

The Company will continue to prepare financial information for its investors.  Financial information can be obtained by writing to the Company’s chief financial officer at 8425 Pulsar Place, Suite 340, Columbus, OH 43240.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECRANE AIRCRAFT HOLDINGS, INC.
(Registrant)

Date: July 26, 2005	By:	/S/ RICHARD J. KAPLAN
		Name:	Richard J. Kaplan
		Title:	Senior Vice President, Chief Financial
Officer, Secretary and Treasurer